EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Larry Tannenbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of IRIDEX Corporation on Form 10-Q/A for the three months ended April 1, 2006 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of IRIDEX Corporation.
Date: December 22, 2006

By:	/s/ LARRY TANNENBAUM
Name:	Larry Tannenbaum
Title:	Chief Financial Officer and Vice President, Administration (Principal Financial and Accounting Officer)